UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on January 18, 2022, PS Business Parks, Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) had appointed Stephen W. Wilson to serve as interim President and Chief Executive Officer and Maria R. Hawthorne to serve as interim Chief Operating Officer. Mr. Wilson and Ms. Hawthorne served as directors at the time of their appointment and will continue to serve as directors.

On February 4, 2022, the Compensation Committee of the Board approved compensatory arrangements for their service as interim officers. Mr. Wilson and Ms. Hawthorne will each receive a monthly salary of $100,000, effective as of January 17, 2022, and will have the option to take up to 50% of their salary in unrestricted shares of common stock of the Company. The Company will also grant Mr. Wilson and Ms. Hawthorne an option to purchase 2,000 shares of common stock with an exercise price equal to the closing price of the Company’s common stock on the grant date. The option award will vest in five equal installments beginning one year from the date of grant. The Compensation Committee, in its sole discretion, may award Mr. Wilson and Ms. Hawthorne additional compensation at the conclusion of their service as interim officers.

During their service as interim officers, Mr. Wilson and Ms. Hawthorne will not be entitled to the Board compensation paid to non-employee directors. The stock option and deferred stock units received by Mr. Wilson at the time of his original appointment to the Board in 2019 will continue to vest during his term as an interim officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Adeel Khan
Adeel Khan
Date: February 9, 2022		Executive Vice President, Chief Financial Officer and Secretary